Investor Presentation MAY 2019

Cautionary Statement Financial estimates, projections, and management’s intentions and expectations regarding the Company's future performance, are forward-looking in nature as defined in the Private Securities Litigation Reform Act of 1995. These comments are subject to risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information about various factors that could cause actual results to differ from projections are contained in the company's Form 10-K for the year ended December 31, 2018. Financial and statistical information in this presentation are addressed in more detail in the Deluxe First Quarter Earnings Release dated April 24, 2019, and will be addressed in future filings made by the Company with the SEC, all of which include, among other things, reconciliations between GAAP and non-GAAP financial metrics. 2

Company Overview 3

Deluxe Today and Path Ahead The Company currently Deluxe is transforming manages and reports the into a trusted, tech- Revenue has business based on three enabled solutions increased for 9 end-customer channels company for enterprises, consecutive years, Small Business Services small businesses and financial institutions offering setting an all-time revenue Financial Services a range of solutions to help record in 2018 at $1.998B Direct to Consumer customers manage and grow their businesses. Deluxe provides a wide range of products and The company primarily services, including: serves customers in incorporation services, logo design, domain registration, website North America, however development and hosting, email marketing, payroll services, data it also has a business analytics, customer acquisition, treasury management solutions, presence in Australia, integrated receivables as well as checks and forms. Europe and South America. 4

Deluxe Today and Path Ahead Continued Barry McCarthy joined Deluxe as President and Chief 4.8+ M 4,600 Executive Officer in November 2018 SMALL BUSINESS FINANCIAL INSTITUTION CUSTOMERS CUSTOMERS Deluxe historically operated as a “Company of Companies” Under Barry’s leadership, we are fundamentally changing the strategy of Deluxe and becoming a “Company of Products” - leveraging his previous experience at other companies 6,600+ Shoreview, MN with acquisitions EMPLOYEES HEADQUARTERS Organic revenue growth focus, supplementing total revenue growth Our new strategy will fundamentally change the way Deluxe operates and goes to market 5

DLX – A Compelling Investment Opportunity Leverage existing core competencies Fundamentally changing how Deluxe goes to and assets to accelerate organic market and operates - “One Deluxe” strategy revenue growth Continue our commitment to responsible Plan to compete in four primary areas; management of shareholder assets, delivering ongoing efficiency savings and organic revenue • ; ; SummaryPayments Cloud Promotional growth while paying a dividend Products; and Checks • Re-invest cash flow from Expect to deliver revenue of over $2 billion in Promotional Products and Checks 2019, a new all-time revenue record into Payments and Cloud growth areas 6

Strategy 7

Core Competencies & Key Assets Our goal is to Broad base of existing customers leverage these competencies Proven, trusted partner and assets to transform into a Highly respected brand, opportunity to drive more business within current customer base Trusted, Tech-Enabled Cost-efficient service provider Solutions Company Extensive catalog of existing products and services which can be cross-sold more broadly Proud and extremely dedicated workforce Solid financial structure, very low financial leverage and generating strong cash flow 8

Four* Primary Areas Of Focus Going Forward

A Company of Products

GROWTH AREA		VALUE AREA	
Payments	**Cloud**	**Promotional Products**	**Checks**
• remote deposit capture • disbursements & eChecks • payroll • lockbox • integrated receivables • payment acceptance • fraud/security • other	• shared & managed hosting • digital engagement • data-driven marketing • web design/hosting • logo design • incorporation services • FI profitability reporting • account switching tools • other	• business forms • accessories • advertising specialties • promotional apparel • retail packaging • Deluxe Strategic Sourcing • other	• printed checks • other
ESTIMATED MARKET GROWTH 10-15%	5-10%	flat	4-5% decline

* These are the four areas of focus we are moving to in 2019

DELUXE 9

Fundamentally Different Transformation Transform into a Much deeper and broader impact on the enterprise, more than diversification Company of Products and Fundamental changes to go-to-market strategy, operating model, and Operate as organizational design One Technology platform integration and centralization (CRM, ERP, HR, other) Deluxe Focus on organic revenue growth, new enterprise chief revenue officer will manage a single view of our customer, enhancing cross-sell opportunities Fully integrate past acquisitions and supplement future growth through continued, meaningful acquisitions Market and sell our products and services to all customers 10

It’s a New Day at Deluxe Paradigm Shift in Revenue Maximization • Empower employees to think and act as owners - in April 2019, all North American INNOVATE employees received Deluxe RSUs THROUGH NEW & IMPROVED SOLUTIONS • Keep customers at the center of all we do by listening to their needs ONE DELUXE TEAM • Maximize revenue from each customer by having a holistic view of a customer’s CUSTOMER purchases across all business segments • Market and sell ALL products to ALL SPEED customers LISTEN TO CUSTOMERS 11

Business Characteristics for Growth Recurring revenue streams Scalable business models Attractive cost structures Strong PE multiples 12

• Founded as a payments company Payments Leveraging an Already Strong • Trusted, well recognized brand Platform • Highly effective solutions valued by our customers • Integrated receivables, leveraging existing treasury management solutions augmented by new product innovation • Card-based payments and fraud control for small business • Payroll, disbursements and ePayments meet the needs of a broad base of customers, both existing and new 13

• Existing vertical expertise can be leveraged to develop and Cloud deliver even more solutions into the market Leveraging Existing • Data-driven marketing and other data services through Vertical Expertise and FMCG, Datamyx and other existing capabilities Expanding Capabilities • Incorporation services, website design and hosting, DIY and DIFM logo design, ecommerce • Data usage experience with unique data access • Digital profitability management dashboard for financial institutions • Bank account switching tools • Direct and indirect channels • Other 14

Promotional • Broad range of existing products Products • Web to Print, retail packaging, banners, business forms, etc. Leveraging Existing Capabilities • Personalization of products at scale with quick turnaround and great value • Products that help businesses manage and promote brands • Leverage existing sales channels Checks • Recognized as a trusted partner and check provider Leveraging Existing Capabilities • Maintain margins, make smart investments to grow market share 15

Deluxe Competitive Landscape

Payments	Cloud	Promotional Products	Checks
• Fiserv, Fidelity, Jack Henry, Finastra, CSI, FIS, First Data, DH/Fundtech, Pegasystems, Exela Technologies • Paychex, ADP, Paylocity • ePay, Bill.com, Pay Simple, Freshbooks • EZShield, Intersections • PayPal, Zelle, Square, Worldpay, Global Payments • FI & merchant rewards/loyalty players • Bottomline, SPS Commerce • Merchant acquirers	• Cimpress, 123 Print, Zazzle, Digital Room • 1+1, Go Daddy, Web.com, Endurance, Ingram Micro, Odin, Plesk, Wix, Weebly • MailChimp, Cision, Aweber, Sendgrid • Gannett/ReachLocal, HubSpot, Boostability • Haberfeld, Epsilon, Acxiom, Merkle, Harte Hanks, Palantir, Infogroup, LiveRamp • Documentum, FileNet, CGI	• Local Printers • Ennis, RR Donnelley, Quad Graphics, Taylor Corp, Costco, Sam's Club • Office Superstores (Staples, FedEx, Office Depot) • Cimpress, HALO, 4imprint	• Harland Clarke, Main Street • Bradford Exchange, Current, Carousel, Wal-Mart, Costco, Intuit, Cimpress, Ennis, Finastra

DELUXE 16

In the future, we will approach the market as One a Company of Products Deluxe selling ALL of our products to ALL of our customers

New Growth Initiatives Necessary infrastructure investments to scale the business and advance our ability to accelerate revenue growth  $30M to $60M in each of the next two years (expense and capital items)  Investments primarily focused in ERP, CRM, HR and technology areas  efficiency savings will be directed towards offsetting some of this investment  benefits of investment: eliminate duplicative technologies, single customer view Transform enterprise-wide culture to be more like a technology company to focus on customers’ expectations and deliver solutions that meet their needs, new CRO Focus on disciplined, meaningful acquisitions Look to strategic alliances and other third party relationships to enable faster revenue growth and leverage capital investments 18

Goals of New Strategy Promotional Payments Cloud Products Checks Expect to deliver Targeting sustained mid- Expect to maintain $300M of incremental new single digit organic revenue adjusted EBITDA margins net revenue in 2023 after growth in the low-to-mid 20 percent offsetting future check range declines – excluding revenue from future acquisitions 19

Financials 20

Revenue Growth & Cash Returned to Shareholders Revenue $ in millions $2.0B to $2.05B $1,998 $2,000 $1,966 $1,849 $1,800 $1,773 $1,674 $1,585 $1,600 $1,515 $1,402 $1,418 $1,400 $1,200 $1,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019** Cash from Operations $214M $237M $246M $264M $285M $310M $319M $338M $339M $325M - $340M % of cash returned to 25% 32% 32% 38% 41% 39% 36% 36% 36% n/a shareholders * * Cash provided by operating activities was restated as a result of adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting, in Q1-2016 ** 2019 Outlook as of April 25, 2019, is not being reaffirmed by inclusion within this presentation and does not assume any new acquisitions in 2019 21

Historical Segmentation & Product Revenue View 2018 Revenue by Category 2018 Revenue Penetration by Category 2018 Revenue by $ in millions Category/Segment 100% 13% 16% 19% $1,966 $1,998 22% 2,000 26% 11% $1,849 30% $1,773 33% 38% 80% 42% 5% $1,674 37% 59% $1,585 23% 1,600 $1,515 23% $1,418 $617 $756 $840 22% $1,402 $532 22% $427 22% $286 $343 60% 21% $188 $223 20% 1,200 18% 17% $317 $323 $339 $357 $376 $368 $367 $359 26% $348 40% 2% 800 64% 61% 59% 56% 52% 47% $897 49% 44% 400 $872 $890 $885 $871 $873 $865 $851 $810 20% 41% 84% 37% 39% 0 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 SBS FS DC Marketing Solutions & Other Forms, Accessories, & Other Checks Services Products 22

2019 Outlook 2019 Outlook* 2018 Actual Revenue $2.0B - $2.05B $1.998B FULL YEAR Adjusted Diluted EPS** $6.65 - $6.95 $6.88 Revenue $490M - $505M $488.2M SECOND QUARTER Adjusted Diluted EPS** $1.55 - $1.65 $1.67 * Outlook as of April 25, 2019 is not being re-affirmed by reference in this document – no 2019 acquisitions assumed in the 2019 Outlook. **2019 adjusted diluted EPS outlook does not include the impact of the $30M - $60M incremental investment previously outlined in this presentation. 23

Summary 24

Compelling Investment Opportunity Leverage existing core competencies Fundamentally changing how Deluxe goes to and assets to accelerate organic market and operates - “One Deluxe” strategy revenue growth Continue our commitment to responsible Plan to compete in four primary areas; management of shareholder assets, delivering ongoing efficiency savings and organic revenue • ; ; SummaryPayments Cloud Promotional growth while paying a dividend Products; and Checks • Re-invest cash flow from Expect to deliver revenue of over $2 billion in Promotional Products and Checks 2019, a new all-time revenue record into Payments and Cloud growth areas 25

: Trusted Tech-Enabled Solutions Company Businesses How We Who We Are We’re In Business Strategy Get There 4.8M SB customers One Deluxe: go to SMB cash management, including fraud and market as one 4,600 FI customers Payments Growth security company Integrated disbursements and receivables World-class branded Focus on B2B initially customers in North America Small FI solutions 180/200 Top FIs Cloud Growth Hosting and vertical solutions Leverage 3rd party 1+M SMB websites SMB cross sell and data generation engine relationships and strategic alliances Proven customer acquisition partner Promotional Adjust pricing Value Maintain strong position and cash flow Products strategies for Trusted cost efficient, subscriptions and financially robust bundling company Incorporate agile and Strong financial Checks Value Maintain strong position and cash flow technology culture structure, low leverage and strong cash flow Employee equity ownership Our Customers: Enterprise, Financial Institutions, Small Businesses Our Channels: Direct, Telesales, Partners, Resellers, Referrals, Online, Other 26

Investor Contacts Barry McCarthy Keith Bush Ed Merritt President and Chief Financial Officer and Treasurer and Vice President Chief Executive Officer Senior Vice President of Investor Relations Investor Relations Tel: 651-787-1370 investorrelations@deluxe.com 27

APPENDIX GAAP TO NON-GAAP RECONCILIATIONS 28

2018 Adjusted EPS Reconciliation Reconciliation to reported EPS – Diluted 1st Quarter 2018 2nd Quarter 2018 3rd Quarter 2018 4th Quarter 2018 Total Year 2018 Reported Diluted EPS $1.31 $1.25 ($0.67) $1.25 $3.16 Asset impairment charges 0.03 — 1.93 — 1.96 Acquisition amortization 0.27 0.29 0.33 0.35 1.23 Restructuring and integration costs 0.04 0.10 0.09 0.11 0.34 CEO transition costs — 0.03 0.04 0.04 0.11 Share-based compensation expense 0.06 0.05 0.05 0.05 0.21 Acquisition transaction costs 0.01 0.01 — 0.01 0.02 Certain legal-related expense — — 0.03 0.13 0.15 Gain on sales of businesses and customer (0.12) (0.07) (0.03) (0.05) (0.27) lists Loss on debt retirement 0.01 — — — 0.01 Impact of federal tax reform (0.01) 0.01 (0.03) (0.01) (0.04) Adjusted Diluted EPS $1.60 $1.67 $1.74 $1.88 $6.88 29

Revenue Growth Reconciliation From GAAP to Non-GAAP – Enterprise Summarized Q1 2019 Revenue Growth 1.5% Acquisitions (5.8%) Exited Business 0.1% Other (incl. FX and business day adj.) 1.5% Adjusted Organic Growth / (Decline) (2.7%) Adjusted organic growth/(decline) is provided to assist in understanding the comparability of the Company's revenue growth for the first quarter of 2019. The Company's management believes that adjusted organic revenue growth is a useful financial measure to compare revenue growth excluding acquisitions, divestitures, exited business, foreign exchange effect, extra days and other non-comparable revenue items. This presentation is not intended as an alternative to results reported in accordance with generally accepted accounting principles (GAAP) in the United States. Instead, the Company believes that this information is a useful financial measure to be considered in addition to GAAP performance measures. 30

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